CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2021
CAPITAL MANAGEMENT
Schedule of capital structure

	2020		2021
	Amount	Portion	Amount	Portion
Short-term debts	9,934	5.95%	6,682	3.51%
Long-term debts	54,788	32.79%	61,897	32.54%
Total debts	64,722	38.74%	68,579	36.05%
Equity attributable to owners of the parent company	102,374	61.26%	121,631	63.95%
Total	167,096	100.00%	190,210	100.00%

Schedule of debt-to-equity ratio

	2020	2021
Total interest-bearing debts	64,722	68,579
Less: cash and cash equivalents	(20,589)	(38,311)
Net debts	44,113	30,268
Total equity attributable to owners of the parent company	102,374	121,631
Net debt-to-equity ratio	43.11%	24.89%